General Municipal
Bond Fund, Inc.

ANNUAL REPORT
February 28, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              General Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General Municipal Bond Fund, Inc., covering the 12-month period from March 1, 2000 through February 28, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
W. Michael Petty.

Municipal bonds, which generally gained value in a declining interest-rate environment, were one of the bright spots in the financial markets over the 12-month reporting period. In contrast, the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 8% during the same period. Many other major stock market indices declined as well. The reasons for the lackluster equity performance ranged from an ongoing correction in technology share valuations to slower economic growth.

Times of economic and market changes are often good opportunities to review your investment strategies. Recent market events and conditions may have altered the
way   your   investments   are   apportioned   among   various  asset  classes,
market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
March 15, 2001


2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended February 28, 2001, the fund produced a 10.92% total return.(1) In comparison, the Lipper General Municipal Debt Funds category average return was 11.49% for the same period.(2)

We   attribute  the  fund's  good  absolute  performance  to  favorable  market conditions, including generally declining interest rates and rising demand for municipal bonds. The fund's lagging relative performance is primarily because of widening credit spreads due to the weakening economy, which adversely affected the prices of certain corporate-backed tax-exempt holdings.

What is the fund's investment approach?

Our goal is to seek a high level of federally tax-exempt income from a diversified portfolio of municipal bonds, consistent with the preservation of capital.

We begin by evaluating supply-and-demand factors within the municipal bond marketplace. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer, insurance, and any provisions for early redemption. Under most circumstances, we look for high yielding bonds that cannot be redeemed by their issuers within the next 10 years and that are selling at a discount to their face values.

While we generally do not attempt to predict changes in interest rates, we may tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, for example, we may reduce the portfolio's average duration to make cash available for the
purchase    of    higher
                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration that is consistent with that of other municipal bond funds.

What other factors influenced the fund's performance?

When the reporting period began, interest rates were rising in a strong economy, creating inflation concerns among investors. By midsummer, however, evidence had emerged that the economy was slowing. As the economic slowdown became more pronounced in the fall, tax-exempt bond prices rose modestly, even though the Federal Reserve Board (the "Fed") did not change interest rates during the second half of 2000. In January 2001, however, the Fed moved aggressively, cutting interest rates by a full percentage point in two moves during the month. As a result, prices of tax-exempt bonds continued to move higher.

At the same time, demand for municipal bonds was very strong from individual investors fleeing stock market volatility, causing bond prices to rise further. Of course, because yields and prices move in opposite directions, higher bond prices were accompanied by lower yields.

In this environment, we generally maintained the fund's average weighted maturity at a point that was in line with its peer group average. This positioning enabled us to maintain higher yields for as long as practical without incurring too much risk from changing interest rates. Although the fund generally enjoyed solid double-digit returns from our security selection strategy -- which early in the period emphasized discount bonds that tend to appreciate as interest rates fall -- credit concerns surrounding certain high yield, corporate-backed tax-exempt municipals held back the fund's performance. Although these credit concerns have since been resolved, the affected securities have not recovered fully.

4

What is the fund's current strategy?

Because interest rates and municipal bond yields have declined substantially during the period, we have used the rally to lighten up on some deep-discount bonds (4 1/2% - 4 3/4% coupons) that were out of favor with investors for much of 2000. With the proceeds, we have emphasized high yielding, income-oriented bonds that are not corporate backed. For example, we have found such opportunities in bonds backed by revenues from states' settlements with the major tobacco companies. In addition, in light of federal income tax-cut proposals currently before Congress, we intend to reduce our exposure to bonds that are subject to the Federal Alternative Minimum Tax (AMT).

We have continued to maintain the fund's average duration in the neutral range in order to mitigate the risks associated with changing interest rates. If and when we believe interest rates have fallen as far as they are likely to go, we may shorten the fund's average duration to capture higher yields as they become available.

March 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund  5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in General Municipal Bond Fund, Inc. and the Lehman Brothers Municipal Bond Index

Exhibit A
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 2/28/01


                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           10.92%              4.49%             6.54%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN GENERAL MUNICIPAL BOND FUND, INC. ON 2/28/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES, WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


STATEMENT OF INVESTMENTS

February 28, 2001

------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.3%                                                       Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.4%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                    10,425,000                10,166,789

CALIFORNIA--3.9%

California Pollution Control Financing Authority, PCR

  (San Diego Gas and Electric Co.)

   8.562%, 6/1/2014 (Insured; MBIA)                                                           6,355,000  (a,b)         7,933,264

San Joaquin Hills Transportation Corridor, Toll Road Revenue:

   Zero Coupon, 1/15/2026 (Insured; MBIA)                                                     6,000,000                1,557,420

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                    24,000,000                4,722,960

   Zero Coupon, 1/15/2032 (Insured; MBIA)                                                    13,690,000                2,547,572

COLORADO--6.1%

Broomfield City and County, COP, Open Space Park

  and Recreation Facilities

   5.50%, 12/1/2020 (Insured; AMBAC)                                                          1,000,000                1,033,080

Colorado Housing Finance Authority, Single Family Program:

   7.55%, 8/1/2023                                                                              970,000                  990,399

   7.15%, 10/1/2030 (Insured; FHA)                                                            1,115,000                1,280,968

E-470 Public Highway Authority, Revenue

   Zero Coupon, 9/1/2022 (Insured; MBIA)                                                     10,900,000                3,436,116

Denver City and County, Airport System Revenue:

   7.25%, 11/15/2012                                                                          4,065,000                4,339,306

   7.25%, 11/15/2012 (Prerefunded 11/15/2002)                                                 1,035,000  (c)           1,117,779

   7.75%, 11/15/2021 (Prerefunded 11/15/2001)                                                 1,395,000  (c)           1,464,262

   7.25%, 11/15/2023                                                                          3,985,000                4,251,995

   7.25%, 11/15/2023 (Prerefunded 11/15/2002)                                                 1,200,000  (c)           1,295,976

   8.00%, 11/15/2025 (Prerefunded 11/15/2001)                                                 1,360,000  (c)           1,403,248

Lakewood, MFHR, Mortgage

   6.70%, 10/1/2036 (Insured; FHA)                                                            5,000,000                5,240,500

CONNECTICUT--.9%

Connecticut State Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                              4,000,000                3,954,600

FLORIDA--4.8%

Jacksonville Electric Authority, Revenue

   5.50%, 10/1/2030                                                                           4,385,000                4,438,804

Palm Beach County, Solid Waste IDR (Osceola Power
   Limited Partnership) 6.95%, 1/1/2022                                                       3,000,000  (d)           1,771,500

Polk County Industrial Development Authority,

   IDR 7.525%, 1/1/2015                                                                      13,840,000               14,128,979

                                                                                                     The Fund  7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA--1.1%

College Park Business and Industrial Development

  Authority, Revenue (Civic Center)

   5.75%, 9/1/2026 (Insured; AMBAC)                                                           4,250,000                4,547,500

ILLINOIS--2.8%

City of Chicago Board of Education, School Reform

   Zero Coupon, 12/1/2026 (Insured; FGIC)                                                    20,000,000                4,906,800

Illinois Health Facilities Authority, Health Hospital and

  Nursing Home Revenue (Residential Centers Inc.)

   8.50%, 8/15/2016                                                                           5,335,000                5,543,012

Village of Romeoville 8.375%, 1/1/2010                                                        1,210,000                1,264,777

INDIANA--.8%

Indiana State Development Finance Authority, Revenue

   (Inland Steel Facilities) 5.75%, 10/1/2011                                                 5,000,000                3,492,700

KENTUCKY--6.9%

Kenton County Airport Board, Airport Revenue

  (Special Facilities--Delta Airlines Project):

      7.50%, 2/1/2012                                                                        11,550,000               11,907,357

      7.125%, 2/1/2021                                                                        4,630,000                4,759,455

City of Mount Sterling, Revenue (Kentucky League of Cities

   Funding Trust Lease Program) 6.10%, 3/1/2018                                               5,500,000                6,051,045

Pendleton County, Multi-County Lease Revenue (Kentucky

  Association of Counties Leasing Trust Program)

   6.40%, 3/1/2019                                                                            6,000,000                6,741,060

LOUISIANA--2.6%

Louisiana Public Facilities Authority, HR (Louisiana Association

  of Independent Colleges and Universities Facilities

   Loan Program) 7%, 12/1/2017 (Prerefunded 12/1/2002)                                        6,195,000  (c)           6,671,086

Parish of Saint James, SWDR (Freeport-McMoRan

   Partnership Project) 7.70%, 10/1/2022                                                      4,140,000                4,266,394

MARYLAND--1.4%

Maryland Community Development Administration Department

   of Community Development 10.156%, 4/1/2026                                                 4,445,000  (a,b)         4,896,790

Montgomery County Housing Opportunities Commission,

   MFMR 7.375%, 7/1/2032                                                                      1,225,000                1,254,229

MASSACHUSETTS--5.2%

State of Massachusetts 5%, 1/1/2020 (Insured; FSA)                                            9,500,000                9,317,600

Massachusetts Development Finance Agency, College and

   University Revenue (Boston University) 6%, 5/15/2059                                       2,500,000                2,719,950

Massachusetts Port Authority, Special Project Revenue

   (Harborside Hyatt Project) 10%, 3/1/2026                                                   3,000,000                3,061,470

8

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Route 3 North Transit Improvement Association, Lease

   Revenue 5.25%, 6/15/2024 (Insured; MBIA)                                                   7,000,000                7,022,400

MICHIGAN--13.7%

Dearborn Economic Development Corp., HR

  (Oakwood Obligated Group)

   5.875%, 11/15/2025 (Insured; FGIC)                                                         4,950,000                5,198,341

Dickinson County Healthcare System, HR 5.80%, 11/1/2024                                       5,000,000                4,069,050

State of Michigan, COP 5.50%, 6/1/2027 (Insured; AMBAC)                                       2,000,000                2,054,280

Michigan Hospital Finance Authority, HR

  (Genesys Health System):

      8.10%, 10/1/2013 (Prerefunded 10/1/2005)                                                2,000,000  (c)           2,392,300

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                               4,910,000  (c)           5,878,252

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                                8,000,000  (c)           9,237,840

   (McLaren Health Care Corp.)

      5%, 6/1/2028 (Insured; MBIA)                                                            2,000,000                1,893,980

   (Oakwood Obligated Group)

      5%, 8/15/2031 (Insured; FSA)                                                           10,000,000                9,440,800

Michigan Strategic Fund, SWDR (Genesee Power Station

   Project) 7.50%, 1/1/2021                                                                   7,000,000                6,657,000

Romulus Economic Development Corp., Economic Development

  Revenue (HIR Limited Partnership Project)

   7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.)                                  5,000,000                5,992,850

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines Inc.) 6.75%, 12/1/2015                                                 5,605,000                5,596,424

MINNESOTA--3.7%

Chaska, Electric Revenue 6%, 10/1/2025                                                        2,000,000                2,078,940

Minneapolis and Saint Paul Metropolitan Airports Commission,

   Airport Revenue 5%, 1/1/2030 (Insured; AMBAC)                                              5,000,000                4,833,000

Minnesota Housing Finance Agency, SFMR:

   5.95%, 1/1/2017                                                                            2,520,000                2,650,032

   6%, 1/1/2021                                                                               2,245,000                2,344,476

Washington County Housing and Redevelopment Authority,

  Hospital Facility Revenue (Healtheast Project)

   5.50%, 11/15/2027 (Insured; ACA)                                                           4,040,000                3,678,097

MISSOURI--1.8%

Missouri State Housing Development Commission, SFMR

   6.30%, 9/1/2025 (Guaranteed: FNMA, GNMA)                                                   1,500,000                1,575,045

Saint Louis Industrial Development Authority, Revenue

  (Saint Louis Convention Center)

   7.20%, 12/15/2028                                                                          6,000,000                6,281,040

                                                                                                     The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--.6%

New Hampshire Housing Finance Authority,

  Single Family Residential Mortgage:

      7.75%, 7/1/2023                                                                           655,000                  673,202

      7.70%, 7/1/2029                                                                         1,915,000                1,936,544

NEW YORK--8.1%

Monroe Tobacco Asset Securitization Corp., Tobacco

  Settlement Asset Backed Bonds

   6.625%, 6/1/2042                                                                           3,000,000                3,190,200

New York State Dormitory Authority, Revenue:

  (Mount Sinai School of Medicine)

      5.15%, 7/1/2024 (Insured; MBIA)                                                         4,000,000                4,018,680

   (State University Educational Facilities):

      7.50%, 5/15/2013                                                                        2,500,000                3,154,000

      5.50%, 5/15/2026                                                                       10,000,000               10,144,700

Port Authority of New York and New Jersey, Special

   Obligation Revenue 8.715%, 12/1/2022                                                       2,850,000  (a,b)         3,164,184

Triborough Bridge and Tunnel Authority, Highway Toll

   Revenues 5.50%, 1/1/2017 (Insured; MBIA)                                                  10,000,000               10,851,000

NORTH CAROLINA--4.0%

Charlotte, Special Facilities, Airport and Marina

  Revenue (Charlotte-Douglas International Airport)

   5.60%, 7/1/2027                                                                           10,480,000                7,856,227

North Carolina Medical Care Commission, Revenue

  (North Carolina Housing Foundation Inc.):

      6.45%, 8/15/2020 (Insured; ACA)                                                         1,000,000                1,038,650

      6.625%, 8/15/2030 (Insured; ACA)                                                        2,565,000                2,689,915

North Carolina Eastern Municipal Power Agency, Power

   System Revenue 6.75%, 1/1/2026                                                             5,000,000                5,305,700

NORTH DAKOTA--1.1%

North Dakota Housing Finance Agency, SFMR:

   7.30%, 7/1/2024                                                                            2,320,000                2,368,418

   7.75%, 7/1/2024 (Insured; MBIA)                                                            2,270,000                2,318,238

OHIO--5.8%

Cuyahoga County, HR (Metrohealth Systems Project)

   6.15%, 2/15/2029                                                                           3,620,000                3,636,724

Hamilton County, Sales Tax

   Zero Coupon, 12/1/2025 (Insured; AMBAC)                                                   17,765,000                4,749,295

State of Ohio, SWDR (USG Corp. Project)

   5.65%, 3/1/2033                                                                            4,000,000                2,525,200

10


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO (CONTINUED)

Ohio Housing Finance Agency, Residential Mortgage

  Revenue (Mortgage Backed Securities Program)

   6.25%, 9/1/2020 (Guaranteed; GNMA)                                                         5,000,000                5,314,850

Ohio Water Development Authority, Pollution Control Facilities

   Revenue (Cleveland Electric) 6.10%, 8/1/2020                                               8,400,000                8,386,224

OKLAHOMA--1.6%

McGee Creek Authority, Water Revenue

   6%, 1/1/2013 (Insured; MBIA)                                                               6,025,000                6,832,350

OREGON--1.2%

Portland, Sewer System Revenue

   5.75%, 8/1/2019 (Insured; FGIC)                                                            3,500,000                3,723,615

Washington County School District Number 15

   (Forest Grove) 5%, 6/15/2021 (Insured; FSA)                                                1,500,000                1,476,585

PENNSYLVANIA--2.3%

Butler County Industrial Development Authority,

  Health Care Facilities Revenue

  (Saint John's Care Center)

   5.85%, 4/20/2036 (Guaranteed; GNMA)                                                        4,210,000                4,243,133

Lehigh County General Purpose Authority, Revenue (Wiley

   House) 9.50%, 11/1/2016 (Prerefunded 11/1/2001)                                            3,500,000  (c)           3,707,375

Pennsylvania Economic Development Financing Authority,

  Exempt Facilities Revenue (Amtrak)

   6.25%, 11/1/2031                                                                           2,000,000                1,997,060

RHODE ISLAND--1.0%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership E-1) 7.55%, 10/1/2022                                                       4,305,000                4,409,396

TEXAS--5.5%

Alliance Airport Authority Inc., Special Facilities Revenue

  (American Airlines Inc. Project)

   7%, 12/1/2011 (Guaranteed; AMR Corp.)                                                     10,000,000               11,012,400

Gulf Coast Waste Disposal Authority, SWDR

  (Champion International Corp. Project):

      7.25%, 4/1/2017                                                                         2,810,000                2,905,849

      7.25%, 4/1/2017 (Prerefunded 4/1/2002)                                                  1,925,000  (c)           2,037,882

Houston, Airport System Revenue, Special Facilities

   (Continental Airlines Project) 5.70%, 7/15/2029                                            5,575,000                4,653,397

Tomball Hospital Authority, Health Hospital and Nursing Home

   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                                           3,200,000                2,761,632

                                                                                                     The Fund  11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTAH--.9%

Carbon County, SWDR (Sunnyside Cogeneration Project):

   7.10%, 8/15/2023                                                                           3,975,000                3,746,000

   Zero Coupon, 8/15/2024                                                                     1,235,000                  203,936

WASHINGTON--4.6%

Chelan County Public Utility District Number 001, Consolidated

   Revenue (Chelan Hydroelectric) 7.50%, 7/1/2011                                             5,655,000                6,978,949

Washington Public Power Supply System, Revenue (Nuclear

   Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)                                        10,425,000               12,781,467

WEST VIRGINIA--.6%

State of West Virginia, Road

   5.75%, 6/1/2025 (Insured; MBIA)                                                            2,500,000                2,647,800

WYOMING--1.2%

Wyoming Community Development Authority, Housing Revenue

   6.25%, 6/1/2027                                                                            2,305,000                2,389,409

Wyoming Student Loan Corp., Student Loan Revenue

   6.25%, 6/1/2029                                                                            2,500,000                2,631,225

U.S. RELATED--.7%

Puerto Rico Electric Power Authority, Power Revenue

   4.50%, 7/1/2018 (Insured; MBIA)                                                            3,000,000                2,862,390

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $398,853,634)                                                                                               414,674,690
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--1.2%
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI;

Missouri State Health and Educational Finance Authority,

  Facilities Revenue, VRDN (Saint Louis University)

  3.20% (SBPA; Bank of America)

   (cost $5,200,000)                                                                          5,200,000  (e)           5,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $404,053,634)                                                             98.5%              419,874,690

CASH AND RECEIVABLES (NET)                                                                         1.5%                6,192,734

NET ASSETS                                                                                       100.0%              426,067,424

12


Summary of Abbreviations

ACA           American Capital Access                 IDR      Industrial Development Revenue

AMBAC         American Municipal Bond                 MBIA     Municipal Bond Investors
                Assurance Corporation                             Assurance Insurance
                                                                    Corporation
COP           Certificate of Participation
                                                      MFHR     Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance
                Company                               MFMR     Multi-Family Mortgage Revenue

FHA           Federal Housing Administration          PCR      Pollution Control Revenue

FNMA          Federal National                        SBPA     Standby Bond Purchase
                Mortgage Association                             Agreement

FSA           Financial Security Assurance            SFMR     Single Family Mortgage Revenue

GNMA          Government National                     SWDR     Solid Waste Disposal Revenue
                Mortgage Association
                                                      VRDN     Variable Rate Demand Notes
HR            Hospital Revenue





Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              39.6

AA                               Aa                              AA                                               14.2

A                                A                               A                                                10.9

BBB                              Baa                             BBB                                              21.5

BB                               Ba                              BB                                                1.1

B                                B                               B                                                  .8

F1                               Mig1                            SP1                                               1.2

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                     10.7

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2001, THESE SECURITIES AMOUNTED TO $15,994,238 OR 3.8% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  NON-INCOME ACCRUING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITY PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  13



STATEMENT OF ASSETS AND LIABILITIES

February 28, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           404,053,634   419,874,690

Receivable for investment securities sold                             7,427,925

Interest receivable                                                   6,167,985

Prepaid expenses                                                          9,670

                                                                    433,480,270
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           315,162

Cash overdraft due to Custodian                                          13,405

Payable for investment securities purchased                           6,890,673

Payable for shares of Common Stock redeemed                                   3

Accrued expenses                                                        193,603

                                                                      7,412,846
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      426,067,424
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     430,171,522

Accumulated net realized gain (loss) on investments                (19,925,154)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           15,821,056
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     426,067,424
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)     31,131,676

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                         13.69

SEE NOTES TO FINANCIAL STATEMENTS.

14


STATEMENT OF OPERATIONS

Year Ended February 28, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     27,061,942

EXPENSES:

Management fee--Note 3(a)                                            2,356,166

Shareholder servicing costs--Note 3(b)                               1,142,580

Professional fees                                                      103,115

Custodian fees                                                          45,874

Directors' fees and expenses--Note 3(c)                                 33,838

Registration fees                                                       21,208

Prospectus and shareholders' reports--Note 3(b)                         16,822

Loan commitment fees--Note 2                                             4,842

Miscellaneous                                                           18,306

TOTAL EXPENSES                                                       3,742,751

INVESTMENT INCOME--NET                                              23,319,191
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,655,452)

Net unrealized appreciation (depreciation) on investments           22,865,226

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              21,209,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                44,528,965

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  15

STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended
                                            ------------------------------------
                                         February 28, 2001  February 29, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          23,319,191         27,028,469

Net realized gain (loss) on investments        (1,655,452)        (18,324,025)

Net unrealized appreciation (depreciation)
   on investments                              22,865,226         (34,848,198)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   44,528,965         (26,143,754)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (23,319,191)        (27,197,310)

Net realized gain on investments                      --           (4,690,240)

TOTAL DIVIDENDS                               (23,319,191)        (31,887,550)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                   36,182,992        249,567,796

Dividends reinvested                            15,994,413         22,212,897

Cost of shares redeemed                       (86,146,836)       (350,134,837)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (33,969,431)        (78,354,144)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (12,759,657)       (136,385,448)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            438,827,081         575,212,529

END OF PERIOD                                  426,067,424         438,827,081
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                      2,703,143          17,395,556

Shares issued for dividends reinvested           1,195,158           1,623,846

Shares redeemed                                (6,453,998)        (24,802,975)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,555,697)         (5,783,573)

SEE NOTES TO FINANCIAL STATEMENTS.

16


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Fiscal Year Ended February,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.03          14.57          14.95          14.53         15.00

Investment Operations:

Investment income--net                                            .73            .73            .74            .77           .78

Net realized and unrealized

   gain (loss) on investments                                     .66          (1.42)          (.09)           .44          (.21)

Total from Investment Operations                                 1.39           (.69)           .65           1.21           .57

Distributions:

Dividends from investment income--net                            (.73)          (.73)          (.74)          (.77)         (.78)

Dividends from net realized
   gain on investments                                             --           (.12)          (.29)          (.02)         (.26)

Total Distributions                                              (.73)          (.85)         (1.03)          (.79)        (1.04)

Net asset value, end of period                                  13.69          13.03          14.57          14.95         14.53
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                10.92          (4.81)          4.47           8.52          4.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .87            .87            .86            .87           .88

Ratio of net investment income

   to average net assets                                         5.44           5.29           5.04           5.23          5.40

Portfolio Turnover Rate                                         43.00          47.10          99.51          91.37        115.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         426,067        438,827        575,213        653,515       690,093

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  17



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

18

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $19,898,000 available  for  Federal  income  tax  purposes  to be applied against future net
securities    profits,    if    any,    realized   subsequent   to
                                                                     The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

February 28, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $12,272,000 of the carryover expires in fiscal 2008 and $7,626,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended February 28, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .20 of 1%
of    the    value    of    the    fund's

20

average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended February 28, 2001, the fund was charged $862,135 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2001, the fund was charged $197,154 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                     The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares. During the period ended February 28, 2001, redemption fees charged and retained by the fund amounted to $595.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2001, amounted to $176,096,280 and $196,504,535, respectively.

At February 28, 2001, accumulated net unrealized appreciation on investments was
$15,821,056,   consisting  of  $24,234,014  gross  unrealized  appreciation  and
$8,412,958 gross unrealized depreciation.

At February 28, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors General Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of General Municipal Bond Fund, Inc., including the statement of investments, as of February 28, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Municipal Bond Fund, Inc. at February 28, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
April 4, 2001

                                                             The Fund  23


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended February 28, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


                      For More Information

                        General Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  106AR0201